Exhibit 99.1

Aeva Reports Third Quarter 2026 Results

Expanded Product Portfolio in Optical Connectivity with Ultra-High Power Sources and Modules to Address Significant and Growing Demand for AI Data Center Applications

US Air Force and US Navy Select Aeva to Develop Airborne Autonomy Capabilities

Won Multi-Year Supply Agreement with Micro-Epsilon to Use Aeva for Factory Automation Solutions with Initial Multi-Thousand Sensor Order Received

MOUNTAIN VIEW, Calif., Nov. 4, 2026 – Aeva® (Nasdaq: AEVA), a leader in next-generation sensing and perception systems, today announced its third quarter 2026 results.

Key Company Highlights

●
First revenues in Optical Connectivity with deliveries of UHP chipsets to JDA customer for integration and validation; deepening collaboration with JDA customer to jointly pursue interest from additional hyperscalers
●
Expanded Optical Connectivity product portfolio with Ultra-High Power (UHP) chipsets, SPECTRA multiwavelength arrays and MESA multichannel assemblies to meet significant and growing demand; increasing momentum across AI compute companies and optical solutions providers, including commercial negotiations with a second optical customer
●
Executed on key automotive programs, including growing shipments of production-intent Atlas sensors to Daimler Truck, passing VDA audit for the top 10 European passenger OEM and successfully completing ADAS development program with Bendix
●
The US Air Force, together with the US Navy, selected Aeva for joint development using 4D LiDAR to enable new remote sensing and advanced airborne autonomy applications
●
Micro-Epsilon selected Aeva’s Eve high-precision technology to enable new levels of performance and versatility in its next-generation factory automation product line; supply agreement includes first multi-thousand sensor order

“Aeva achieved a new record revenue in Q3, driven by record volume of our 4D LiDAR and optical solutions and the ongoing scaling of manufacturing,” said Soroush Salehian, Co-Founder and CEO at Aeva. “Our growing traction across many markets, from automotive to optical communications, reflects the unique versatility of Aeva’s core technology platform to deliver differentiated capabilities for a broad range of applications. As demand accelerates, our focus remains on executing for our customers, securing additional wins and further scaling to meet demand.”

Third Quarter 2026 Financial Highlights

●
Revenue
o
Revenue of $6.7 million in Q3 2026, compared to revenue of $3.6 million in Q3 2025
●
GAAP and Non-GAAP Operating Loss*
o
GAAP operating loss of $39.1 million in Q3 2026, compared to GAAP operating loss of $33.2 million in Q3 2025

o
Non-GAAP operating loss of $27.7 million in Q3 2026, compared to non-GAAP operating loss of $27.2 million in Q3 2025
●
GAAP and Non-GAAP Net Income or Loss per Share*
o
GAAP basic net income per share of $0.06 and diluted net loss per share of $0.54 in Q3 2026, compared to GAAP basic net income per share of $1.86 and diluted net loss per share of $0.52 in Q3 2025
o
Non-GAAP basic and diluted net loss per share of $0.39 in Q3 2026, compared to non-GAAP basic and diluted net loss per share of $0.46 in Q3 2025
●
Total Available Liquidity
o
Total available liquidity of $272.5 million as of September 30, 2026, consisting of $147.5 million in cash, cash equivalents and marketable securities and $125.0 million in an available facility
●
Shares Outstanding
o
Weighted basic average shares outstanding of 69.6 million and diluted average shares outstanding of 71.8 million in Q3 2026

*Tables reconciling GAAP to non-GAAP measures are provided at the end of this release.

Conference Call Details

Aeva will host a conference call and live webcast to discuss results at 2:00 p.m. PT / 5:00 p.m. ET today, November 4, 2026. The live webcast and replay can be accessed at investors.aeva.com.

About Aeva Technologies, Inc. (Nasdaq: AEVA)

Aeva’s mission is to bring the next wave of perception to a broad range of applications from automated driving, manufacturing automation and smart infrastructure, to robotics and consumer devices. Aeva is accelerating autonomy with its groundbreaking perception platform that integrates lidar-on-chip technology, system-on-chip processing, and perception algorithms onto silicon leveraging silicon photonics. Aeva 4D LiDAR sensors uniquely detect velocity and position simultaneously, allowing automated devices like vehicles and robots to make more intelligent and safe decisions. For more information, visit www.aeva.com, or connect with us on X or LinkedIn.

Aeva, the Aeva logo, Aeva 4D LiDAR, Aeva Atlas, Aeries, Aeva Eve, Aeva Omni, Aeva CityOS, Aeva Ultra Resolution, Aeva CoreVision, and Aeva X1 are trademarks/registered trademarks of Aeva, Inc. All rights reserved. Third-party trademarks are the property of their respective owners.

Forward looking statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to expectations about customer relationships, product development, product features, performance, the timing of production, and market adoption. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the fact that Aeva is an early stage company with a history of operating losses and may never achieve profitability, (ii) Aeva’s limited operating history, (iii) Aeva’s ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities, (iv) the timing of any orders for the Company’s solutions, which will not be under our control, (v) the risk that automotive OEMs or manufacturers in other industries may not pursue or adopt the platform as currently anticipated, if at all, (vi) the risk that markets will not accept products of automotive OEMs or of manufacturers in other industries that use our technologies, (vii) the risk that additional markets will not be receptive to

Aeva’s technology, (viii) the risk that new customer contracts will not result in commercial scale shipments, (ix) supply chain and manufacturing issues, (x) unforeseen errors or defects, (xi) market acceptance of LiDAR technology for the automotive, data center and other markets, (xii) general economic conditions, including tariffs, and other material risks and other important factors that could affect our financial results. Please refer to our filings with the SEC, including our most recent Quarterly Reports on Form 10-Q and our most recent Annual Report on Form 10-K. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Aeva does not give any assurance that it will achieve its expectations.

Non-GAAP Information

In addition to our financial results determined in accordance with U.S. GAAP, we present non-GAAP operating loss and non-GAAP net loss per share. “Non-GAAP operating loss” is defined as GAAP operating loss before stock-based compensation and loss on joint development agreement. “Non-GAAP net loss per share” is defined as non-GAAP net loss divided by weighted average shares outstanding, basic and diluted. “Non-GAAP net loss” is defined as GAAP net income (loss) before stock-based compensation, loss on joint development agreement, change in fair value of warrant liabilities and fair value gain on share subscription liability.

We believe that non-GAAP operating loss and non-GAAP net loss per share, when taken together with the corresponding U.S. GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, results of operations, or outlook. We consider non-GAAP operating loss and non-GAAP net loss per share to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis.

However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures have limitations, including that they exclude certain expenses that are required under GAAP, which adjustments reflect the exercise of judgment by management. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures or ratios differently or may use other financial measures or ratios to evaluate their performance, all of which could reduce the usefulness of non-GAAP operating loss and non-GAAP net loss per share as tools for comparison. Reconciliations are provided at the end of this release to the most directly comparable financial measures in accordance with U.S. GAAP. Investors are encouraged to review our U.S. GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Contacts

Media:

Michelle Chang

press@aeva.ai

Investors:

Andrew Fung

investors@aeva.ai

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2026	December 31, 2025

Assets
Current assets
Cash and cash equivalents	$20,130	$72,291
Marketable securities	127,372	49,608
Accounts receivable, net	7,183	3,363
Inventories	6,802	5,787
Other current assets	18,452	22,476
Total current assets	179,939	153,525
Operating lease right-of-use assets	4,292	5,480
Property, plant and equipment, net	11,894	12,845
Intangible assets, net	150	825
Other noncurrent assets	6,455	7,026
Total assets	$202,730	$179,701
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$5,665	$5,885
Accrued liabilities	10,670	12,063
Accrued employee costs	5,046	13,945
Lease liability, current portion	1,813	1,488
Other current liabilities	5,570	2,488
Total current liabilities	28,764	35,869
Lease liability, noncurrent portion	3,036	4,213
Convertible notes	97,001	96,693
Warrant liabilities	30,671	29,711
Total liabilities	159,472	166,486
Stockholders’ equity
Common stock	7	6
Additional paid-in capital	910,938	770,502
Accumulated other comprehensive loss	(242)	(4)
Accumulated deficit	(867,445)	(757,289)
Total stockholders’ equity	43,258	13,215
Total liabilities and stockholders’ equity	$202,730	$179,701

AEVA TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Product	$3,503	$1,696	$8,476	$8,380
Professional service	3,166	1,883	10,591	4,078
Total revenues	6,669	3,579	19,067	12,458
Cost of revenues:
Product (1)	3,348	2,641	8,999	9,216
Professional service (1)	1,080	508	3,697	5,222
Total cost of revenues	4,428	3,149	12,696	14,438
Gross profit (loss)	2,241	430	6,371	(1,980)
Operating expenses:
Research and development expenses (1)	28,867	22,164	76,582	66,574
General and administrative expenses (1)	10,853	9,624	33,421	24,810
Selling and marketing expenses (1)	1,634	1,803	5,177	5,138
Total operating expenses	41,354	33,591	115,180	96,522
Operating loss	(39,113)	(33,161)	(108,809)	(98,502)
Interest income	1,485	385	3,255	2,011
Change in fair value of warrant liabilities	43,290	68,524	(960)	(25,354)
Fair value gain on settlement of share subscription liability	—	71,647	—	1,651
Interest expense	(1,199)	—	(3,578)	—
Other income (expense), net	74	166	116	273
Income (loss) before income taxes	$4,537	$107,561	$(109,976)	$(119,921)
Income tax provision	90	66	180	193
Net income (loss)	$4,447	$107,495	$(110,156)	$(120,114)
Net income (loss) per share, basic and diluted
Basic	$0.06	$1.86	$(1.68)	$(2.15)
Diluted	$(0.54)	$(0.52)	$(1.68)	$(2.15)
Weighted-average shares used in computing net loss per share, basic and diluted
Basic	69,643,057	57,883,326	65,732,978	55,942,977
Diluted	71,811,787	61,087,059	65,732,978	55,942,977

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cost of revenues	$90	$51	$433	$114
Research and development expenses	6,173	3,531	15,098	9,942
General and administrative expenses	4,628	2,219	12,616	5,944
Selling and marketing expenses	517	139	1,139	528
Total stock-based compensation expense	$11,408	$5,940	$29,286	$16,528

AEVA TECHNOLOGIES, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(110,156)	$(120,114)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,941	4,053
Loss on joint development agreement	—	3,785
Impairment of inventories	363	493
Issuance of shares for Convertible note interest payment	2,297	—
Change in fair value of warrant liabilities	960	25,354
Stock-based compensation	29,286	16,528
Amortization of right-of-use assets	1,720	2,554
Amortization of premium and accretion of discount on available-for-sale securities, net	(1,821)	(907)
Accretion of convertible notes issuance cost	308	—
Changes in operating assets and liabilities:
Accounts receivable, net	(3,820)	(759)
Inventories	(1,378)	(3,097)
Other current assets	(1,477)	3,114
Other noncurrent assets	571	301
Accounts payable	404	(1,511)
Accrued liabilities	(1,393)	637
Accrued employee costs	(8,899)	(2,210)
Lease liability	(1,384)	(2,394)
Other current liabilities	3,083	(19,270)
Other noncurrent liabilities	—	515
Net cash used in operating activities	(87,395)	(92,928)
Cash flows from investing activities:
Purchase of property, plant and equipment	(2,642)	(3,099)
Purchase of available-for-sale securities	(188,861)	(25,548)
Proceeds from maturities of available-for-sale securities	112,680	106,349
Net cash (used in) provided by investing activities	(78,823)	77,702
Cash flows from financing activities:
Proceeds from issuance of common stock in connection with public offering	114,999	—
Transaction costs related to issuance of common stock	(6,195)	—
Proceeds from equity-related funding in connection with the JDA	5,500	32,500
Payments of taxes withheld on net settled vesting of restricted stock units	—	(578)
Transaction costs related to issuance of convertible notes	(297)	—
Proceeds from exercise of stock options	50	128
Net cash provided by financing activities	114,057	32,050
Net increase (decrease) in cash and cash equivalents	(52,161)	16,824
Beginning cash and cash equivalents	72,291	28,864
Ending cash and cash equivalents	$20,130	$45,688

AEVA TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Operating Results

(Unaudited)

(In thousands, except share and per share data)

Reconciliation from GAAP to non-GAAP operating loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP operating loss	$(39,113)	$(33,161)	$(108,809)	$(98,502)
Stock-based compensation	11,408	5,940	29,286	16,528
Loss on joint development agreement	—	—	—	3,785
Non-GAAP operating loss	$(27,705)	$(27,221)	$(79,523)	$(78,189)

Reconciliation from GAAP to non-GAAP net loss
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

GAAP net income (loss)	$4,447	$107,495	$(110,156)	$(120,114)
Stock-based compensation	11,408	5,940	29,286	16,528
Loss on joint development agreement	—	—	—	3,785
Change in fair value of warrant liabilities	(43,290)	(68,524)	960	25,354
Fair value gain on settlement of share subscription liability	—	(71,647)	—	(1,651)
Non-GAAP net loss	$(27,435)	$(26,736)	$(79,910)	$(76,098)

Reconciliation between GAAP and non-GAAP net loss per share
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Shares used in computing GAAP net income (loss) per share:
Basic	69,643,057	57,883,326	65,732,978	55,942,977
Diluted	71,811,787	61,087,059	65,732,978	55,942,977
GAAP net income (loss) per share
Basic	$0.06	$1.86	$(1.68)	$(2.15)
Diluted	$(0.54)	$(0.52)	$(1.68)	$(2.15)
GAAP net income (loss) per share
Basic	$0.06	$1.86	$(1.68)	$(2.15)
Stock-based compensation	0.16	0.10	0.45	0.30
Loss on joint development agreement	—	—	—	0.07
Change in fair value of warrant liabilities	(0.61)	(1.18)	0.01	0.45
Fair value gain on settlement of share subscription liability	—	(1.24)	—	(0.03)
Non-GAAP net loss per share
Basic and Diluted	$(0.39)	$(0.46)	$(1.22)	$(1.36)